EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports First Quarter Results; Strongest Margins to Date

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (April 30, 2008) - Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced results for the first quarter ended March 31, 2008.

Consolidated Results and Consolidated Pro Forma Results
      Total net revenue for the quarter ended March 31, 2008, was $458.2 million, up 74 percent compared to $262.6 million for the same period one year ago. Net income for the quarter ended March 31, 2008, was $8.6 million, compared to net income of $3.9 million for the same period one year ago. Diluted earnings per share for the quarter ended March 31, 2008, was $0.19 ($0.21 normalized) compared to $0.09 ($0.14 normalized pro forma) for the same period one year ago.

      The pro forma information in the table below was prepared as if the acquisition of Harborside Healthcare Corporation, which closed in April 2007, had occurred on Jan. 1, 2007. The table also contains the normalizing adjustments described in the text below.

	Actual Results
(Dollars in thousands)	Quarter Ended March 31,		Pro Forma
	2008	2007	2007

Revenue	$458,242	$262,576	$425,143

Depreciation and amortization	9,709	3,876	8,628

Interest expense, net	14,431	2,062	6,706

Pre-tax income	14,128	5,921	3,799

Income tax expense	5,654	2,368	1,548

Income (loss) from continuing operations	8,474	3,553	2,251

Income (loss) from discontinued operations	103	370	(195)

Net income (loss)	$8,577	$3,923	$2,056

Diluted earnings per share	$0.19	$0.09	$0.05

EBITDAR	$56,995	$25,296	$39,524
Margin - EBITDAR	12.4%	9.6%	9.3%
EBITDAR normalized	$58,464	$25,445	$46,000
Margin - EBITDAR normalized	12.8%	9.7%	10.8%

EBITDA	$38,191	$11,867	$19,141
Margin - EBITDA	8.3%	4.5%	4.5%
EBITDA normalized	$39,660	$12,016	$25,617
Margin - EBITDA normalized	8.7%	4.6%	6.0%

Pre-tax income continuing operations - normalized	$15,597	$6,070	$10,275
Income tax expense - normalized	$6,242	$2,420	$3,814

Income from continuing operations - normalized	$9,355	$3,650	$6,461
Diluted earnings per share - normalized	$0.21	$0.08	$0.15

Net income - normalized	$9,458	$4,020	$6,266
Diluted earnings per share - normalized	$0.21	$0.09	$0.14

      Normalized actual results for the quarter ended March 31, 2008, include pre-tax adjustments for a $1.5 million charge related to integration costs associated with the Harborside acquisition. Normalized pro forma results for the quarter ended March 31, 2007, include pre-tax adjustments totaling $6.5 million which were primarily related to a bad debt charge recorded by Harborside prior to the acquisition.

      On a normalized pro forma basis, comparing the quarter ended March 31, 2008, to the same period in 2007:
•	revenue increased $33.1 million, or 7.8 percent;
•	EBITDAR increased $12.5 million, or 27.1 percent;
•	EBITDAR margin improved 200 basis points to 12.8 percent;
•	EBITDA increased $14.0 million, or 54.8 percent;
•	EBITDA margin improved 270 basis points to 8.7 percent;
•	pre-tax income from continuing operations increased $5.3 million, or 51.8 percent;
•	our effective tax rate increased 290 basis points to 40.0 percent; and
•	income from continuing operations increased $2.9 million, or 44.8 percent.

      Commenting on the results, Richard K. Matros, chairman and chief executive officer of Sun, stated, “I am pleased with the continued strength of our operating results, particularly our ability to improve margins on a same store basis.  Our margins are the strongest we’ve experienced to date, with normalized EBITDAR margins up 200 basis points to 12.8 percent and EBITDA margins up 270 basis points to 8.7 percent, resulting in normalized EPS for the quarter of $0.21, up 44.8 percent. These results were driven by our ongoing success in the execution of initiatives focused on providing care for patients with higher acuity, as well as the ongoing integration activities related to the Harborside acquisition.  Throughout the quarter, these integration activities yielded $4.4 million in synergies, bringing our total synergies resulting from the acquisition of Harborside to $10.8 million. We expect to hit the high end of our $12 to $15 million in synergies by year end 2008.”

Inpatient Business
      For its core inpatient business, on a normalized pro-forma basis (assuming the Harborside acquisition occurred at the beginning of 2007) comparing the quarter ended March 31, 2008, to the same period in 2007:

Quarter ended March 31, 2008 (pro forma):
•	revenue increased $28.1 million, or 7.4 percent, to $406.8 million from $378.7 million;
•	net segment EBITDAR increased $10.4 million, or 17.5 percent, to $69.9 million from $59.5 million;
•	net segment EBITDAR margin for 2008 was 17.2 percent compared to 15.7 percent in 2007;
•	net segment EBITDA increased $12.0 million, or 30.5 percent, to $51.4 million from $39.4 million;
•	net segment EBITDA margin for 2008 was 12.6 percent compared to 10.4 percent in 2007;
•	net segment income increased $15.0 million, or 61.5 percent, to $39.4 million from $24.4 million;
•	rehabilitation RUGS utilization increased 110 basis points to 84.2 percent as a percent of total Medicare days; and
•	Rehabilitation Extensive Service (“REX”) Days as a percent of total Medicare days increased 200 basis points to 40.6 percent.

    The revenue gain of $28.1 million in the quarter was primarily attributed to a:
•	$14.2 million increase in Medicare revenue due principally to Medicare customer base, part A rate growth, and part B volume growth;
•	$7.7 million increase in managed care/commercial insurance revenue due principally to an increased customer base;
•	$2.9 million increase in Medicaid revenue resulting from an $8.1 million rate improvement partially offset by a $5.2 million impact from a decrease in customer base; and
•	$3.3 million increase in private revenue due principally to improved rates.

      Matros further stated, “The shift in acuity in our skilled nursing beds continues to yield positive results for the company with the current quarter showing our strongest Medicare and skilled mix to date at 16.6 percent and 20.4 percent, respectively. The company had 38 Rehab Recovery SuitesSM open at the end of the quarter. We expect to have a minimum of 50 open by the end of 2008. In terms of other critical initiatives, the company has rolled out its new clinical systems. This roll-out was the result of a side-by-side analysis of Sun’s and Harborside’s systems, upgrading to a system that blends the best of both companies. Our inpatient operations will be further enhanced by the implementation of an electronic medical record system, which will be a major IT initiative beginning in the latter part of this year.”  Matros continued, “It is our firm belief that these initiatives will improve the clinical outcomes for our patients and residents, which is the right way to improve returns to all our stakeholders.”

Ancillary Businesses
      For its ancillary businesses, on a pro-forma basis (assuming the Harborside acquisition occurred at the beginning of 2007) comparing the quarter ended March 31, 2008, to the same period in 2007:

•	revenue increased $8.7 million, or 15.1 percent, to $66.2 million from $57.5 million; and
•	EBITDA increased $1.3 million, or 41.9 percent, to $4.4 million from $3.1 million.

Conference Call
      Sun’s senior management will hold a conference call to discuss the Company’s 2008 first-quarter operating results on Thursday, May 1, 2008, at 10 a.m. Pacific / 1 p.m. Eastern. To listen to the conference call, dial (866) 288-0540 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on May 1, 2008, until midnight Eastern on May 15, 2008, by calling (888) 203-1112 and using access code 3387483.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care centers in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

      Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect," "hope,” "intend," "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at  our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness; our ability to integrate the operations of Harborside and realize anticipated synergies; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q, copies of which are available on Sun’s web site, www.sunh.com..
      The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
      EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
      Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

# # #

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$62,882	$55,832
Restricted cash	37,926	37,365
Accounts receivable, net	201,082	188,882
Other receivables, net	1,256	1,635
Prepaid expenses and other assets	16,206	11,655
Assets held for sale	10,727	9,924
Deferred tax asset	36,579	35,354

Total current assets	366,658	340,647

Property and equipment, net	583,090	585,972
Intangible assets, net	55,347	57,044
Goodwill	324,277	324,277
Restricted cash, non-current	3,263	3,829
Deferred tax assets	48,838	51,892
Other assets	6,475	10,165

Total assets	$1,387,948	$1,373,826

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$51,246	$52,836
Accrued compensation and benefits	63,070	61,956
Accrued self-insurance obligations, current	51,365	48,646
Income taxes payable	3,480	3,000
Liabilities held for sale	3,411	3,181
Other accrued liabilities	64,500	58,002
Current portion of long-term debt and capital lease obligations:
Company obligations	30,979	28,480
Clipper partnerships	845	825

Total current liabilities	268,896	256,926

Accrued self-insurance obligations, net of current portion	105,766	106,534
Long-term debt and capital lease obligations, net of current portion:
Company obligations	646,120	651,403
Clipper partnerships	48,336	48,560
Unfavorable lease obligations, net	18,148	18,960
Other long-term liabilities	45,725	44,717

Total liabilities	1,132,991	1,127,100

Minority interest	577	470

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of March 31, 2008 and December 31, 2007	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,022,398 and 43,016,042 shares issued and outstanding as of March 31, 2008 and December 31, 2007, respectively	430	430
Additional paid-in capital	601,467	600,199
Accumulated deficit	(343,393)	(351,970)
Accunulated other comprehensive loss, net	(4,124)	(2,403)
	254,380	246,256
Total liabilities and stockholders' equity	$1,387,948	$1,373,826

1 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007
	(unaudited)	(unaudited)

Total net revenues	$458,242	$262,576
Costs and expenses:
Operating salaries and benefits	258,737	152,275
Self-insurance for workers' compensation and general and professional liability insurance	15,202	10,289
Operating administrative costs	11,939	7,591
Other operating costs	95,420	52,145
Center rent expense	18,804	13,429
General and administrative expenses	16,586	12,832
Depreciation and amortization	9,709	3,876
Provision for losses on accounts receivable	3,363	2,148
Interest, net of interest income of $545 and $1,186, respectively	14,431	2,062
(Gain) loss on sale of assets, net	(77)	8
Total costs and expenses	444,114	256,655

Income before income taxes and discontinued operations	14,128	5,921
Income tax expense	5,654	2,368
Income from continuing operations	8,474	3,553

Discontinued operations:
Income from discontinued operations, net of related taxes	165	720
Loss on disposal of discontinued operations, net of related taxes	(62)	(350)
Income from discontinued operations, net	103	370

Net income	$8,577	$3,923

Basic income per common and common equivalent share:
Income from continuing operations	$0.20	$0.08
Income from discontinued operations, net	-	0.01
Net income	$0.20	$0.09

Diluted income per common and common equivalent share:
Income from continuing operations	$0.19	$0.08
Income from discontinued operations, net	-	0.01
Net Income	$0.19	$0.09

Weighted average number of common and common equivalent shares outstanding:
Basic	43,067	42,908
Diluted	44,474	44,029

2 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$8,577	$3,923
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	9,717	3,956
Amortization of favorable and unfavorable lease intangibles	(503)	(213)
Provision for losses on accounts receivable	3,301	2,523
(Gain) loss on sale of assets, including discontinued operations, net	(15)	357
Stock-based compensation expense	965	750
Deferred taxes	1,829	-
Minority interest	107	-
Other	-	2
Changes in operating assets and liabilities:
Accounts receivable	(15,501)	(2,050)
Other receivables	368	537
Restricted cash	5	721
Prepaid expenses and other assets	(5,702)	(6,558)
Assets and liabilities held for sale	(528)	-
Accounts payable	(1,598)	(3,925)
Accrued compensation and benefits	1,114	(1,666)
Accrued self-insurance obligations	1,951	(846)
Income taxes payable	470	2,426
Other accrued liabilities	6,528	1,230
Other long-term liabilities	1,679	404
Net cash provided by operating activities	12,764	1,571

Cash flows from investing activities:
Capital expenditures	(5,916)	(7,250)
Proceeds from sale of assets held for sale	3,777	3,238
Acquisitions	(307)	-
Net cash used for investing activities	(2,446)	(4,012)

Cash flows from financing activities:
Net borrowings under Credit Agreement	-	6
Long-term debt repayments	(2,820)	(29,607)
Principal payments under capital lease obligations	(264)	(540)
Proceeds from issuance of common stock	39	573
Distribution of partnership equity	(223)	(256)
Net cash used for financing activities	(3,268)	(29,824)

Net increase (decrease) in cash and cash equivalents	7,050	(32,265)
Cash and cash equivalents at beginning of period	55,832	131,935
Cash and cash equivalents at end of period	$62,882	$99,670

3 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007
	(unaudited)	(unaudited)

Total net revenues	$458,242	$262,576

Net income	$8,577	$3,923

Income from continuing operations	8,474	3,553

Income tax expense	5,654	2,368

(Gain) loss on sale of assets, net	(77)	8

Net segment income	$14,051	$5,929

Interest, net	14,431	2,062

Depreciation and amortization	9,709	3,876

EBITDA	$38,191	$11,867

Center rent expense	18,804	13,429

EBITDAR	$56,995	$25,296

Operating administrative costs	11,939	7,591
General and administrative expenses	16,586	12,832
Total operating and general and admin expenses	28,525	20,423

EBITDAM	$66,716	$32,290
EBITDARM	$85,520	$45,719

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

4 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$406,853	$21,710	$29,668	$11	$-	$458,242
Affiliated revenue	-	14,291	533	-	(14,824)	-
Total revenue	406,853	36,001	30,201	11	(14,824)	458,242

Net segment income (loss)	$38,481	$2,128	$1,932	$(28,490)	$-	$14,051

Interest, net	3,318	-	(1)	11,114	-	14,431

Depreciation and amortization	8,701	126	195	687	-	9,709

EBITDA	$50,500	$2,254	$2,126	$(16,689)	$-	$38,191

Center rent expense	18,470	86	248	-	-	18,804

EBITDAR	$68,970	$2,340	$2,374	$(16,689)	$-	$56,995

Operating and general and administrative expenses	9,512	1,617	811	16,585	-	28,525

EBITDAM	$60,012	$3,871	$2,937	$(104)	$-	$66,716
EBITDARM	$78,482	$3,957	$3,185	$(104)	$-	$85,520

EBITDA margin	12.4%	6.3%	7.0%			8.3%

EBITDAM margin	14.8%	10.8%	9.7%			14.6%

EBITDAR margin	17.0%	6.5%	7.9%			12.4%

EBITDARM margin	19.3%	11.0%	10.5%			18.7%

5 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$218,142	$20,680	$23,747	$7	$-	$262,576
Affiliated revenue	-	10,262	187	-	(10,449)	-
Total revenue	218,142	30,942	23,934	7	(10,449)	262,576

Net segment income (loss)	$16,011	$1,427	$1,413	$(12,922)	$-	$5,929

Interest, net	2,483	10	15	(446)	-	2,062

Depreciation and amortization	3,155	116	169	436	-	3,876

EBITDA	$21,649	$1,553	$1,597	$(12,932)	$-	$11,867

Center rent expense	13,180	50	199	-	-	13,429

EBITDAR	$34,829	$1,603	$1,796	$(12,932)	$-	$25,296

Operating and general and administrative expenses	5,306	1,257	1,026	12,834	-	20,423

EBITDAM	$26,955	$2,810	$2,623	$(98)	$-	$32,290
EBITDARM	$40,135	$2,860	$2,822	$(98)	$-	$45,719

EBITDA margin	9.9%	5.0%	6.7%			4.5%

EBITDAM margin	12.4%	9.1%	11.0%			12.3%

EBITDAR margin	16.0%	5.2%	7.5%			9.6%

EBITDARM margin	18.4%	9.2%	11.8%			17.4%

6 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2008
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$237,582	$-	$237,582	$-	$237,582	$169,271	$406,853

Net segment income (loss)	$28,133	$(7,783)	$20,350	$(304)	$20,046	$18,435	38,481

Interest, net	1,590	-	1,590	830	2,420	898	3,318

Depreciation and amortization	3,763	-	3,763	316	4,079	4,622	8,701

EBITDA	$33,486	$(7,783)	$25,703	$842	$26,545	$23,955	$50,500

Center rent expense	14,505	-	14,505	(733)	13,772	4,698	18,470

EBITDAR	$47,991	$(7,783)	$40,208	$109	$40,317	$28,653	$68,970

EBITDA margin	14.1%		10.8%		11.2%		12.4%

EBITDAR margin	20.2%		16.9%		17.0%		17.0%

(1)
Clipper represents our interest of 34.0 percent at March 31, 2008 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

7 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2007
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$218,142	$-	$218,142	$-	$218,142

Net segment income (loss)	$21,638	$(5,157)	$16,481	$(470)	$16,011

Interest, net	1,848	-	1,848	635	2,483

Depreciation and amortization	2,774	-	2,774	381	3,155

EBITDA	$26,260	$(5,157)	$21,103	$546	$21,649

Center rent expense	13,605	-	13,605	(425)	$13,180

EBITDAR	$39,865	$(5,157)	$34,708	$121	$34,829

EBITDA margin	12.0%		9.7%		9.9%

EBITDAR margin	18.3%		15.9%		16.0%

(1)
Clipper represents our interest of 15.5 percent at March 31 ,2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

8 of 17

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the
	Three Months Ended
	March 31,
	2008		2007
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	406,853		218,142
Rehabilitation Therapy Services	21,710		20,680
Medical Staffing Services	29,668		23,747
Other - non-core businesses	11		7
Total	$458,242		$262,576

Revenue Mix - Non-affiliated (in thousands)
Medicare	131,639	29%	67,189	26%
Medicaid	182,623	40%	101,650	39%
Private & Other	117,750	25%	82,621	31%
Managed Care / Comm Insur	22,607	5%	8,706	3%
Veterans	3,623	1%	2,410	1%
Total	$458,242	100%	$262,576	100%

DSO (Days Sales Outstanding)
Inpatient Services - LTC	42		36
Rehabilitation Therapy Services	74		77
Medical Staffing Services	57		55

Inpatient Services Stats

Number of centers:	213		139
Number of available beds:	23,165		14,473
Occupancy %:	89.1%		88.6%

Payor Mix % based on patient days:
Medicare - SNF Beds	16.6%		15.8%
Managed care / comm. ins. - SNF Beds	3.8%		2.7%
Total SNF skilled mix	20.4%		18.5%

Medicare	15.1%		13.8%
Medicaid	59.2%		59.9%
Private and other	21.3%		23.0%
Managed care / commercial insurance	3.5%		2.3%
Veterans	0.9%		1.0%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.7%		31.9%
Managed care / comm. ins. - SNF Beds	5.8%		4.3%
Total SNF skilled mix	38.5%		36.2%

Medicare	31.7%		30.0%
Medicaid	44.9%		46.6%
Private and other	17.0%		18.3%
Managed care / commercial Insurance	5.5%		4.0%
Veterans	0.9%		1.1%

Revenues PPD:
LTC only Medicare (Part A)	$411.37		$365.70
Medicare Blended Rate (Part A & B)	$440.79		$395.82
Medicaid	$165.90		$148.53
Private and other	$170.70		$146.90
Managed care / commercial Insurance	$343.15		$320.43
Veterans	$209.22		$205.75

Rehab contracts

Affiliated	106		87
Non-affiliated	312		303

9 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007
	(unaudited)	(unaudited)

Total net revenues	$458,242	$425,143
Costs and expenses:
Operating salaries and benefits	258,737	241,345
Self-insurance for workers' compensation and general and professional liability insurance	15,202	14,386
Operating administrative costs	11,939	10,581
Other operating costs	95,420	91,006
Center rent expense	18,804	20,383
General and administrative expenses	16,586	18,231
Depreciation and amortization	9,709	8,628
Provision for losses on accounts receivable	3,363	10,070
Interest, net	14,431	6,706
(Gain) loss on sale of assets, net	(77)	8
Total costs and expenses	444,114	421,344

Income before income taxes and discontinued operations	14,128	3,799
Income tax expense	5,654	1,548
Income from continuing operations	8,474	2,251

Discontinued operations:
Income from discontinued operations, net of related taxes	165	155
Loss on disposal of discontinued operations, net of related taxes	(62)	(350)
Income (loss) from discontinued operations, net	103	(195)

Net income	$8,577	$2,056

Basic income per common and common equivalent share:
Income from continuing operations	$0.20	$0.05
Income from discontinued operations, net	-	-
Net income	$0.20	$0.05

Diluted income per common and common equivalent share:
Income from continuing operations	$0.19	$0.05
Income from discontinued operations, net	-	-
Net Income	$0.19	$0.05

Weighted average number of common and common equivalent shares outstanding:
Basic	43,067	42,907
Diluted	44,474	44,029

10 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007
	(unaudited)	(unaudited)

Total net revenues	$458,242	$425,143

Net income	$8,577	$2,056

Income from continuing operations	8,474	2,251

Income tax expense	5,654	1,548

(Gain) loss on sale of assets, net	(77)	8

Net segment income	$14,051	$3,807

Interest, net	14,431	6,706

Depreciation and amortization	9,709	8,628

EBITDA	$38,191	$19,141

Center rent expense	18,804	20,383

EBITDAR	$56,995	$39,524

Operating administrative costs	11,939	10,581
General and administrative expenses	16,586	18,231
Total operating and general and admin expenses	28,525	28,812

EBITDAM	$66,716	$47,953
EBITDARM	$85,520	$68,336

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

11 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$406,853	$21,710	$29,668	$11	$-	$458,242
Affiliated revenue	-	14,291	533	-	(14,824)	-
Total revenue	406,853	36,001	30,201	11	(14,824)	458,242

Net segment income (loss)	$38,481	$2,128	$1,932	$(28,490)	$-	$14,051

Interest, net	3,318	-	(1)	11,114	-	14,431

Depreciation and amortization	8,701	126	195	687	-	9,709

EBITDA	$50,500	$2,254	$2,126	$(16,689)	$-	$38,191

Center rent expense	18,470	86	248	-	-	18,804

EBITDAR	$68,970	$2,340	$2,374	$(16,689)	$-	$56,995

Operating and general and administrative expenses	9,512	1,617	811	16,585	-	28,525

EBITDAM	$60,012	$3,871	$2,937	$(104)	$-	$66,716
EBITDARM	$78,482	$3,957	$3,185	$(104)	$-	$85,520

EBITDA margin	12.4%	6.3%	7.0%			8.3%

EBITDAM margin	14.8%	10.8%	9.7%			14.6%

EBITDAR margin	17.0%	6.5%	7.9%			12.4%

EBITDARM margin	19.3%	11.0%	10.5%			18.7%

12 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$378,748	$20,679	$26,391	$7	$(682)	$425,143
Affiliated revenue	-	10,262	187	-	(10,449)	-
Total revenue	378,748	30,941	26,578	7	(11,131)	425,143

Net segment income (loss)	$24,447	$1,427	$1,348	$(24,228)	$813	$3,807

Interest, net	7,410	10	14	(742)	14	6,706

Depreciation and amortization	7,581	116	185	746	-	8,628

EBITDA	$39,438	$1,553	$1,547	$(24,224)	$827	$19,141

Center rent expense	20,109	50	224	-	-	20,383

EBITDAR	$59,547	$1,603	$1,771	$(24,224)	$827	$39,524

Operating and general and administrative expenses	2,439	1,257	1,026	24,090	-	28,812

EBITDAM	$41,877	$2,810	$2,573	$(134)	$827	$47,953
EBITDARM	$61,986	$2,860	$2,797	$(134)	$827	$68,336

EBITDA margin	10.4%	5.0%	5.8%			4.5%

EBITDAM margin	11.1%	9.1%	9.7%			11.3%

EBITDAR margin	15.7%	5.2%	6.7%			9.3%

EBITDARM margin	16.4%	9.2%	10.5%			16.1%

13 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2008
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$237,582	$-	$237,582	$-	$237,582	$169,271	$406,853

Net segment income (loss)	$28,133	$(7,783)	$20,350	$(304)	$20,046	$18,435	$38,481

Interest, net	1,590	-	1,590	830	2,420	898	3,318

Depreciation and amortization	3,763	-	3,763	316	4,079	4,622	8,701

EBITDA	$33,486	$(7,783)	$25,703	$842	$26,545	$23,955	$50,500

Center rent expense	14,505	-	14,505	(733)	13,772	4,698	18,470

EBITDAR	$47,991	$(7,783)	$40,208	$109	$40,317	$28,653	$68,970

EBITDA margin	14.1%		10.8%		11.2%		12.4%

EBITDAR margin	20.2%		16.9%		17.0%		17.0%

(1)
Clipper represents our interest of 34.0 percent at March 31, 2008 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

14 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$218,142	$-	$218,142	$-	$218,142	$160,606	$378,748

Net segment income (loss)	$21,638	$(5,157)	$16,481	$(470)	$16,011	$8,436	$24,447

Interest, net	1,848	-	1,848	635	2,483	4,927	7,410

Depreciation and amortization	2,774	-	2,774	381	3,155	4,426	7,581

EBITDA	$26,260	$(5,157)	$21,103	$546	$21,649	$17,789	$39,438

Center rent expense	13,605	-	13,605	(425)	13,180	6,929	20,109

EBITDAR	$39,865	$(5,157)	$34,708	$121	$34,829	$24,718	$59,547

EBITDA margin	12.0%		9.7%		9.9%		10.4%

EBITDAR margin	18.3%		15.9%		16.0%		15.7%

(1)
Clipper represents our interest of 15.5 percent at March 31, 2007 in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

15 of 17

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the
	Three Months Ended		PRO FORMA
	March 31,		WITH
	AS REPORTED		HARBORSIDE
	2008		2007
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	406,853		378,748
Rehabilitation Therapy Services	21,710		20,679
Medical Staffing Services	29,668		26,391
Other - non-core businesses	11		(675)
Total	$458,242		$425,143

Revenue Mix - Non-affiliated (in thousands)
Medicare	131,639	29%	116,431	27%
Medicaid	182,623	40%	180,227	42%
Private & Other	117,750	25%	110,404	27%
Managed Care / Comm Insur	22,607	5%	14,709	3%
Veterans	3,623	1%	3,372	1%
Total	$458,242	100%	$425,143	100%

DSO (Days Sales Outstanding)
Inpatient Services - LTC	42		42
Rehabilitation Therapy Services	74		77
Medical Staffing Services	57		54

Inpatient Services Stats

Number of centers:	213		213
Number of available beds:	23,165		23,210
Occupancy %:	89.1%		89.5%

Payor Mix % based on patient days:
Medicare - SNF Beds	16.6%		16.0%
Managed care / comm. ins. - SNF Beds	3.8%		2.7%
Total SNF skilled mix	20.4%		18.7%

Medicare	15.1%		14.6%
Medicaid	59.2%		61.3%
Private and other	21.3%		21.1%
Managed care / commercial Insurance	3.5%		2.2%
Veterans	0.9%		0.8%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.7%		31.5%
Managed care / comm. Ins. - SNF Beds	5.8%		4.1%
Total SNF skilled mix	38.5%		35.6%

Medicare	31.7%		30.3%
Medicaid	44.9%		47.6%
Private and other	17.0%		17.3%
Managed care / commercial Insurance	5.5%		3.9%
Veterans	0.9%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$411.37		$381.14
Medicare Blended Rate (Part A & B)	$440.79		$410.04
Medicaid	$165.90		$159.07
Private and other	$170.70		$164.54
Managed care / commercial Insurance	$343.15		$316.35
Veterans	$209.22		$220.65

Rehab contracts

Affiliated	106		87
Non-affiliated	312		303

16 of 17

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - 4th QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 1st QUARTER 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 1st QUARTER 2008	458,242	56,995	38,191	14,128	8,474	103	8,577
Percent of Revenue		12.4%	8.3%	3.1%	1.8%	0.0%	1.9%

Normalizing Adjustments:
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted As Reported - 1st QUARTER 2008	458,242	58,464	39,660	15,597	9,355	103	9,458
Percent of Revenue		12.8%	8.7%	3.4%	2.0%	0.0%	2.1%
Diluted EPS:
As Reported					$0.19	$-	$0.19
As Adjusted					$0.21	$-	$0.21

	AS REPORTED - 1st QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 1st QUARTER 2007	262,576	25,296	11,867	5,921	3,553	370	3,923
Percent of Revenue		9.6%	4.5%	2.3%	1.4%	0.1%	1.5%

Normalizing Adjustments:
Harborside integration costs	-	149	149	149	97	-	97

Adjusted As Reported - 1st QUARTER 2007	262,576	25,445	12,016	6,070	3,650	370	4,020
Percent of Revenue		9.7%	4.6%	2.3%	1.4%	0.1%	1.5%
Diluted EPS:
As Reported					$0.08	$0.01	$0.09
As Adjusted					$0.08	$0.01	$0.09

	PRO FORMA SUN & HARBORSIDE - 1st QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - 1st QUARTER 2007	425,143	39,524	19,141	3,799	2,251	(195)	2,056
Percent of Revenue		9.3%	4.5%	0.9%	0.5%	0.0%	0.5%

Normalizing Adjustments:
Harborside integration costs	-	149	149	149	97	-	97
Harborside investor fees	-	275	275	275	179	-	179
Harborside bad debt expense	-	5,860	5,860	5,860	3,809	-	3,809
Harborside merger costs	-	192	192	192	125	-	125

Adjusted Pro Forma Sun & Harborside - 1st QUARTER 2007	425,143	46,000	25,617	10,275	6,461	(195)	6,266
Percent of Revenue		10.8%	6.0%	2.4%	1.5%	0.0%	1.5%
Diluted EPS:
Pro Forma					$0.05	$-	$0.05
Adjusted Pro Forma					$0.15	$(0.01)	$0.14

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and twelve months December 31.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including integration costs related to the Harborside acquisition, a bad debt charge associated with acquired accounts receivable from a prior period acquisition, and investor fees and merger costs recorded by Harborside prior to the acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

17 of 17